                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Daniel J. Warmenhoven, Chief Executive Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

  (i) the Annual Report on Form 10-K/A of the Company for the year ended April 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
      Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and


  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 6, 2002


                                             /s/ DANIEL J. WARMENHOVEN
                                        ----------------------------------------
                                                 Daniel J. Warmenhoven
                                                Chief Executive Officer



                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        I, Steven J. Gomo, Senior Vice President of Finance and Chief Financial Officer of Network Appliance, Inc. (the "Company"), pursuant to 18 U.S.C.
Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

  (i) the Annual Report on Form 10-K/A of the Company for the year ended April 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: December 6, 2002


                                               /s/ STEVEN J. GOMO
                                        ----------------------------------------
                                                   Steven J. Gomo
                                          Senior Vice President of Finance and
                                                Chief Financial Officer